                          ASSIGNMENT OF LESSOR CLAIMS


          THIS ASSIGNMENT OF LESSOR CLAIMS ("Assignment") is entered as of the 31st day of January, 1997, by and between CHIRON CORPORATION, a Delaware corporation ("Assignee") and BGR III ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP ("Assignor").

          THIS ASSIGNMENT IS ENTERED on the basis of the following facts, intentions and understandings of the parties:

          A. Contemporaneously with execution and delivery of this Assignment, Assignee is acquiring certain improved real property ("Real Property"), commonly known as the "Big O Property," in Emeryville, California pursuant to the Second Amendment to Triple Net Lease ("Agreement") dated as of January 31, 1997, between Assignor and Assignee. The Real Property is more particularly described in the Agreement.

          B. In connection with the conveyance of the Real Property to Assignee, Assignor and Assignee have agreed that Assignor will transfer and assign to Assignee all of Assignor's right, title and interest in and to the Lessor Claims (as defined in the Agreement).

          NOW, THEREFORE, in consideration of the mutual covenants, premises and conditions herein set forth, Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. RECITALS. The Recitals stated above are hereby incorporated herein by reference as if fully set forth at this point in the text of this Assignment.

          2. TRANSFER AND ASSIGNMENT. Assignor hereby sells, transfers, assigns, delivers, grants and conveys to Assignee and its successors and assigns, all right, title and interest of Assignor in and to the Lessor Claims.

          3. CONDITIONS OF ASSIGNMENT. Assignor's sale, transfer, assignment, delivery, grant and conveyance of the Lessor's Claims shall be subject to the terms of Section 12.b and 12.c. of the Agreement.

          4. REPRESENTATION AND WARRANTY. Assignor represents and warrants that the Lessor Claims are free of all liens, encumbrances and claims of others, financing agreements and/or encumbrances.

          5. HEADINGS. The headings used in this Assignment are for purposes of convenience only and shall not be used in construing the provisions hereof.

          6. COVENANT OF FURTHER ASSURANCES. The parties hereto agree to execute such other documents and perform such other acts as may be necessary or desirable to carry out the purposes of this Assignment.

          7. SUCCESSORS AND ASSIGNS. This Assignment shall bind and benefit the personal representatives, successors and assigns of the parties hereto.

          8. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

          9. SEVERABILITY. The provisions of this Assignment shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity or enforceability of the other provisions hereof.

          10. MODIFICATION. This Assignment may not be modified except by the written agreement of the parties hereto.

          11. COUNTERPARTS. This Assignment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


                                       2.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed, on the date(s) set forth below, as of the day and year first above written.


                                   "ASSIGNEE"

                                   Chiron Corporation, a Delaware
                                   corporation


                                   By:   /s/ Dennis L. Winger
                                        -----------------------------------

                                        Name: Dennis L. Winger
                                             ------------------------------

                                        Its:  Senior VP, Finance & Admin.
                                             ------------------------------

                                        Date: 1/30/97
                                             ------------------------------



                                   "ASSIGNOR"

                                   BGR III Associates, A California
                                   Limited Partnership


                                   By:  /s/ Richard K. Robbins
                                        -----------------------------------

                                        Name: Richard K. Robbins
                                             ------------------------------

                                        Its:  Managing General Partner
                                             ------------------------------

                                        Date: 1/28/97
                                             ------------------------------


                                       3.